Sub-Item 77Q1(a)
Amended Schedule A to the Amended and Restated Declaration of Trust as of September 19, 2017.  Incorporated
herein by reference to the Registrant’s Registration Statement as filed with the Securities and Exchange Commission on October 13, 2017 (Accession Number 0001193125-17-309463).